Stock-Based Compensation	12 Months Ended
Dec. 31, 2022
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation
10. STOCK-BASED COMPENSATION
In 2013, the Company adopted the Berkshire Grey, Inc. 2013 Stock Option and Stock Purchase Plan (the “2013 Plan”) under which the Company may grant incentive stock options, nonqualified stock options, restricted stock, unrestricted stock, restricted stock units, performance awards, or other awards that are convertible into or based on company stock. The maximum number of shares that may be issued under the Plan was 58,863,225 (as converted for the effect of the Merger) shares as of December 31, 2022 and December 31, 2021.
On July 20, 2021, at a special general meeting of the shareholders of RAAC, the 2021 Stock Option and Incentive Plan for Berkshire Grey, Inc. (the “2021 Plan”) was approved reserving an initial limit of 19,887,747 of the Company’s Class A common stock for issuance under the 2021 Plan. All equity awards of Legacy Berkshire Grey that were issued under the 2013 Plan were converted into comparable equity awards that are settled or exercisable for shares of the Company’s Class A common stock. Each stock option granted under the 2013 Plan was converted into an option to purchase the Company’s Class A common stock based on an exchange ratio of 5.87585. Following effective date of the 2021 Plan, no additional awards shall be issued under the 2013 Plan.
Stock-based compensation expense recognized for all stock-based awards is reported in the Company’s consolidated statements of operations and comprehensive loss as follows:

	Years Ended December 31,
	2022	2021
	(in thousands)
Cost of sales	$1,446	$557
General and administrative	1,143	19,353
Sales and marketing	(7,982)	27,278
Research and development	6,827	2,655

Total	$1,434	$49,843

Stock Options
The Company issued grants of 1,202,098 and 2,270,858 stock options during the years ended December 31, 2022 and 2021, respectively.

The following table summarizes stock option activity under the 2013 Plan and 2021 Plan since December 31, 2022:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (years)
Outstanding at December 31, 2021	29,435,319	$1.40	7.5

Granted	1,202,098	2.79	—
Exercised	(4,033,298)	0.71	—
Cancelled	(3,371,520)	3.53	—
Forfeited	(519,037)	5.05	—

Outstanding at December 31, 2022	22,713,562	$1.20	6.6

Exercisable at December 31, 2022	15,485,784	$0.90	5.9

Vested or expected to vest at December 31, 2022	22,713,562	$1.20	6.6

In determining the estimated fair value of the stock option awards, the Company uses the Black-Scholes option pricing model. The fair value of share option awards was estimated with the following assumptions:

	As of December 31,
	2022	2021
Expected volatility	32% - 56%	32% - 34%
Expected term (in years)	6.1 - 6.1	6.1 - 6.1
Risk-free interest rate	1.5% - 3.6%	.99% - 1.2%
Expected dividend rate	0%	0%
As of December 31, 2022, 2,938,257 of the options outstanding are subject to performance-based vesting criteria described below.
The total intrinsic value of options exercised in the year December 31, 2022, was approximately $7.7 million.
The Company recognized approximately $2.2 million and $22.0 million in stock-based compensation expense related to stock options during the years ended December 31, 2022 and 2021, respectively. As of December 31, 2022, there was approximately $6.6 million of total unrecognized compensation cost related to non-vested stock options. The total unrecognized compensation cost will be adjusted for future forfeitures as they occur. As of December 31, 2022, the Company expects to recognize its remaining stock-based compensation expense over a weighted-average period of 2.8 years.
Restricted Stock Sold Through Issuance of Promissory Note
In conjunction with a Partial Recourse Promissory Note issued in October 2019 (See Note 8, “
Related Party Transactions
”), the Company also entered into a Restricted Stock Award Agreement with an executive officer (the “RSA Agreement”). Pursuant to the RSA Agreement, the Company granted 7,003,261 shares of common stock (the “Restricted Stock”) at a purchase price of $1.42 per share. The Restricted Stock was purchased by the executive officer with the proceeds from the Promissory Note. As the underlying Restricted Shares are not allocated to the recourse and non-recourse portions of the Promissory Note, the entire note was treated as non-recourse and the shares are treated as options for accounting purposes.

On February 23, 2021, the Company entered into a Stock Repurchase Agreement with the aforementioned executive officer. In the Stock Repurchase Agreement, the Company’s Board of Directors authorized the repurchase of 1,023,825 vested shares of common stock from the executive officer which will repay, in full, all the outstanding principal and accrued interest under the Promissory Note. At the Closing Date, all outstanding principal and accrued interest under the Promissory Note was repaid and the note was retired.
The RSA Agreement contains a Repurchase Option, which causes the shares to be classified as a liability. The Repurchase Option expires six months after the shares’ respective vesting date, at which point the shares will be reclassified as equity at the fair value on such date and no further compensation cost is recognized. A portion of the awards are subject to performance-based vesting conditions based primarily on financial performance of the Company and a portion are only subject to time and service-based vesting conditions over a four-year period. The Company will remeasure the fair value of the award using the exchange traded price of Class A common stock at each reporting period until settlement. The Company recognizes compensation cost over the requisite service period with an offsetting credit to a share-based liability.
The underlying shares of Restricted Stock are not considered outstanding until the vesting conditions have been achieved. As of December 31, 2022, 3,939,423 shares of Restricted Stock have vested, and none were forfeited.
The Company recognized a reduction of stock-based compensation expense of $10.9 million and an expense of $24.4 million related to the Restricted Stock during the years ended December 31, 2022 and 2021, respectively. The expense is presented in the Company’s consolidated statements of operations and comprehensive loss as sales and marketing expense and general and administrative expense, respectively. As of December 31, 2022, there was approximately $1.0 million of total unrecognized compensation cost related to the Restricted Stock.
Restricted Stock Units (“RSUs”)
Under the 2021 Plan, RSUs may be granted to employees, non-employees, and consultants. The RSUs vest ratably over a period ranging from one to four years and are subject to the participant’s continuing service to the Company over that period. Until vested, RSUs do not have the voting and dividend participation rights of common stock and the shares underlying the awards are not considered issued and outstanding.
The following table summarizes the RSU activity under the equity incentive plan:

	RSUs
	RSU Activity	Weighted- Average Grant Date Fair Value Per Share
Balance as of December 31, 2021	4,924,243	$6.30
Granted	12,692,419	2.80
Vested	(1,302,603)	6.67
Forfeited	(2,373,371)	4.94

Outstanding at December 31, 2022	13,940,688	$3.31

Expected to vest at December 31, 2022	13,940,688	$3.31

The Company recognized approximately $10.1 million and $3.5 million in stock-based compensation expense related to RSUs during the years ended December 31, 2022 and 2021, respectively. As of December 31, 2022, there was approximately $41.7 million of total unrecognized compensation cost related to non-vested RSUs. As of December 31, 2022, the Company expects to recognize its remaining stock-based compensation expense over a weighted-average period of 3.3 years.